SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Equity Fund

Supplement Dated October 13, 2005
to the Class A Shares Prospectus Dated January 31, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for Emerging Markets Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Equity Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Citigroup Asset Management Limited under the sub-section "Emerging Markets Equity Fund" is hereby deleted and replaced with the following paragraph:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Equity Fund. The management of the Emerging Markets Equity Fund is carried out by Ashmore's Investment Committee, which currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993 respectively. Mr. Dawes has geographic responsibility for Asia, product responsibility for special situations and structured transactions, equity and related derivatives and he participates in the security selection process for the Fund. Mr. Green has geographic responsibility for Latin America and Eastern Europe, product responsibility for US Bonds, local currency debt, local currencies & related derivatives and he participates in the security selection process for the Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

There are no changes to the other sub-advisers of the Emerging Markets Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Equity Fund

Supplement Dated October 13, 2005
to the Statement of Additional Information ("SAI") Dated January 31, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Emerging Markets Equity Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Equity Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Citigroup Asset Management Limited is hereby deleted and replaced with the following paragraph:

Ashmore Investment Management Limited

Ashmore Investment Management Limited ("Ashmore") serves as a sub-adviser to a portion of the assets of the Emerging Markets Debt and Emerging Markets Equity Funds. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group Limited.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE